                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2003

                             ON2 TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)


                21 CORPORATE DRIVE, SUITE 103, NEW YORK NY 12065
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive offices)

                                 NOT APPLICABLE
       (Former name, former address and former fiscal year, if applicable)
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ITEM 5. OTHER EVENTS.

On June 24, 2003, On2 Technologies, Inc. (the "Company") issued a press release relating to two Source Code License and Software Distribution Agreements and a Letter of Intent that the Company entered into with Beijing E-world Technology Co. Ltd. The press release is attached hereto as Exhibit 99.1, the Source Code License and Software Distribution Agreements are attached hereto as Exhibit 10.8 and 10.9 and the Letter of Intent is attached hereto as Exhibit 10.10.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibit is furnished as part of this Current Report on Form 8-K:

EXHIBIT NO.                       TITLE
-----------                       -----
10.8           Source Code License and Software Distribution Agreement (EVD
               Products) dated as of June 21, 2003 between On2 Technologies,
               Inc., Beijing E-world Technology Co. Ltd. and Nature Talent
               Limited


10.9           Source Code License and Software Distribution Agreement (Non-EVD
               Products) dated as of June 21, 2003 between On2 Technologies,
               Inc., Beijing E-world Technology Co. Ltd. and Nature Talent
               Limited

10.10          Letter of Intent between On2 Technologies, Inc. and Beijing
               E-world Technology Co. Ltd.

99.1           On2 Technologies, Inc. Press Release, issued June 24, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2003              ON2 TECHNOLOGIES, INC.
                                 By: /s/ Douglas A. McIntyre
                                 Name: Douglas A. McIntyre
                                 Title: Chairman, President and CEO